UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00116

The Investment Company of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: 43100

Laurie D. Neat

The Investment Company of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

ICA The Investment
Company of America®

Annual report
for the year ended
December 31, 2017

Invest in a fund whose
objective has stood
the test of time.

ICA seeks to achieve long-term growth of capital and income.

The Investment Company of America is one of more than 40 funds offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2018, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.54%.

Investing outside the United States may be subject to risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
4	The value of a long-term perspective
6	Summary investment portfolio
9	Financial statements
27	Board of trustees and other officers

Fellow investors:

The U.S. stock market continued to rally — supported by robust earnings growth and improving economic fundamentals —despite challenges stemming from volatile politics in Western democracies and geopolitical unrest in the Middle East and related to North Korea. The Investment Company of America gained 19.73% for the 12-month period ended December 31, 2017, with distributions reinvested. In comparison, the unmanaged Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased by 21.83% during the same time period.

For the 20 years ended December 31, 2017, ICA posted an average annual total return of 7.97% with distributions reinvested, compared with 7.20% by the S&P 500. Over its 84-year history, ICA had an average annual total return of 12.19% with distributions reinvested, compared with 10.92% by the S&P 500.

U.S. economic growth shifts to a higher gear

As global economies gained momentum, the U.S. economy set the pace for expansion. Drawing from numerous sources of strength, U.S. GDP grew at an annualized rate of 3.2% in the third quarter. On the jobs front, the U.S. unemployment rate ticked down to a 17-year low of 4.1%. Rising consumer confidence contributed to growth in retail sales and corporate profits.

On the policy front, a new tax bill was passed in late December, which lowered the corporate tax rate to 21%. This makes the U.S. more competitive with other nations and should add to growth.

Meanwhile, the Federal Reserve raised the benchmark federal funds rate by 75 basis points over the course of the year because they believed the U.S. economy was strong enough to handle that, and announced they would begin to reduce the size of their balance sheet on a path to policy normalization.

The stock market

U.S. stocks set record highs led by gains in growth stocks in general and the information technology sector in particular. Investor enthusiasm for companies with strong competitive positions, new products and solid earnings growth helped drive share prices higher among the world’s largest tech companies, including Alphabet, Apple, Facebook and Microsoft. The current fundamental outlook is good for these companies, though investor demand in 2017 may have been enhanced by the popularity of index funds, which focus on the largest stocks. This demand may or may not continue in the coming year.

On the downside, the energy sector lagged the overall market, despite OPEC’s decision to extend production cuts into 2018 and a rally in crude oil prices in the second half of 2017. Telecommunication services also declined as companies came under pressure amid fierce competition for new wireless customers, resulting in price reductions for consumers.

ICA’s portfolio in review

Information technology, health care and consumer discretionary sectors contributed the most to the fund’s returns. The fund’s top equity holding, AbbVie, rose 54.44% as the company reported strong sales of its flagship drug, Humira, and built

The Investment Company of America	1

2017 results at a glance

Year ended December 31, 2017 (with all distributions reinvested)

	ICA (Class A shares)	Standard & Poor’s 500 Composite Index*
Income return	1.89%	2.21%
Capital return	17.84%	19.62%
Total return	19.73%	21.83%

*	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Dividends and capital gain distributions paid in 2017

	Per Class A share	Payment date
Income dividends	$0.15	March 17
	0.15	June 16
	0.15	September 15
	0.23	December 18
	$0.68

Capital gain distribution	$2.26	December 18

Expense ratios and portfolio turnover rates1

Year ended December 31, 2017

	Expense ratio	Portfolio turnover rate
ICA	0.58%	28%
Industry average[2]	1.08%	46%

[1]	The expense ratio is the annual percentage of net assets used to pay fund expenses. The ratio shown is for Class A shares as of the prospectus dated March 1, 2018 (unaudited). The expense ratio is restated to reflect current fees. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
[2]	Source: Thomson Reuters Lipper. Lipper Growth & Income Funds Average (industry average expense ratio based on statistics for front-end load funds, excluding funds of funds, for the most recent fiscal year-ends available as of 12/31/17).

confidence in its future drug pipeline. The company recently acquired Stemcentrx, which targets and eliminates cancer stem cells. Within consumer discretionary, Amazon (+55.96%) reported strong earnings and acquired Whole Foods, which helped strengthen its retail platform.

Investments in the energy sector hurt results and energy exploration and production company Noble Energy (–23.44%) detracted from returns. Shares of industrials giant General Electric declined 44.78% as weak performance in its oil and gas businesses and restructuring costs under its new CEO weighed on profits. Shares of consumer staples company Kroger (–20.46%) also hurt results amid growing competition in the sector.

Given the fund’s focus on investing in dividend-paying stocks, our lower-than-index investments in certain growth stocks, such as Facebook, hampered relative returns. Because dividend-paying stocks tend to do well in the long run and reduce volatility, we will continue to invest in these companies to help ICA achieve its income objective.

The fund paid investors a total of $0.68 a share in income dividends and $2.26 in capital gains for the period.

Moving forward

As equity markets continue to stage an impressive rally, we are optimistic about the global economic outlook. The U.S., Europe and Japan all appear to be experiencing a broad-based economic recovery, while many emerging markets are enjoying even faster growth amid rising commodity prices and a weakening U.S. dollar. The prospects of lower taxes and more spending on infrastructure mean that interest rates will most likely continue to increase modestly. While historically low rates may increase over

2	The Investment Company of America

time, they remain below the threshold that has caused pressure on economic growth in the past.

In the short term, it would not be uncommon to see a correction or a pause in the market after such an impressive rally. At these higher levels of valuation, the fundamental research we conduct and the deep understanding we develop for each portfolio holding is particularly important. If volatility were to pick up again, we are prepared to invest in companies with good long-term prospects that can ride out short-term market turbulence.

We remain committed to our time-tested approach to investing — based on bottom-up research, a long-term outlook and close attention to valuation — that has served investors well over time. We are optimistic about continuing to identify solid companies at good valuations that we believe will prosper in the long run. We thank you for your support and look forward to reporting to you again in six months’ time.

Cordially,

James B. Lovelace

Vice Chairman

Donald D. O’Neal
President

February 9, 2018

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at The Investment Company of America’s portfolio in terms of where its equity holdings earn their revenue. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Equity portion breakdown by domicile (%)

	Country/Region	Fund	Index
■	United States	86%	100%
■	Canada	2	—
■	Europe	9	—
■	Japan	1	—
■	Asia-Pacific ex. Japan	— *	—
■	Emerging markets	2	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Country/Region	Fund	Index
■	United States	56%	63%
■	Canada	3	2
■	Europe	14	12
■	Japan	3	3
■	Asia-Pacific ex. Japan	2	1
■	Emerging markets	22	19
	Total	100%	100%

*	Amount less than 1%.

Compared with the S&P 500 as a percent of net assets. All figures include convertible securities.

Source: Capital Group (as of December 31, 2017).

Why your annual report has a different look

You have probably noticed that this annual report doesn’t look like the glossier reports of the past. After surveying a large, representative sample of our investors, we have decided to make a few key changes to these documents and have adjusted the look and feel of our reports (e.g., paper stock and design standards) to reflect the prevailing industry norm. These changes will reduce costs and the amount of paper we consume.

You also told us that we should be considering ways to deliver the valuable perspective of our investment professionals to you digitally. We are in the process of building our digital investor education content on our website, which will provide a platform for investment professionals to communicate with investors using the channels that you access more often.

If you have not already done so, you can elect to receive your annual reports electronically. Once you do, you will receive an email notification as soon as the documents are available. To learn more, visit americanfunds.com/gopaperless. ■

The Investment Company of America	3

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes dividends of $356,036 and capital gain distributions of $751,017 reinvested in the years 1968 to 2017.
[4]	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	Includes reinvested capital gain distributions of $224,317, but does not reflect income dividends of $111,641 taken in cash.

The value of a long-term perspective

$2,000,000
$1,000,000
$500,000
$100,000
$10,000
$7,000

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2017)*

	1 year	5 years	10 years
Class A shares	12.85%	13.60%	7.05%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratio is 0.58% for Class A shares as of the prospectus dated March 1, 2018 (unaudited). The expense ratio is restated to reflect current fees.

Year ended December 31	1968	1969	1970	1971	1972	1973	1974	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986
Year-by-year summary of results (dollars in thousands)																			
Dividends reinvested	$0.3	0.3	0.3	0.3	0.3	0.4	0.6	0.6	0.5	0.6	0.6	0.8	1.0	1.3	1.6	1.6	1.8	1.9	2.3
Value at year-end	$11.0	9.8	10.1	11.8	13.7	11.4	9.4	12.7	16.4	16.0	18.3	21.8	26.5	26.7	35.7	42.9	45.8	61.1	74.4
Dividends in cash	$0.2	0.3	0.3	0.3	0.3	0.3	0.5	0.4	0.4	0.4	0.4	0.5	0.7	0.8	1.0	0.9	1.0	1.0	1.1
Value at year-end	$10.8	9.3	9.3	10.5	11.9	9.6	7.4	9.6	12.0	11.3	12.5	14.3	16.7	16.0	20.2	23.4	23.9	30.7	36.2
Annual percentage returns assuming dividends reinvested																			
Income return	2.5%	2.6	3.1	3.1	2.8	2.7	5.1	5.9	4.1	3.4	3.9	4.2	4.7	4.9	6.1	4.6	4.2	4.2	3.7
Capital return	7.7%	(13.3)	(0.5)	13.9	13.1	(19.5)	(23.0)	29.5	25.5	(6.0)	10.8	15.0	16.5	(4.0)	27.7	15.6	2.5	29.2	18.0
ICA total return	10.2%	(10.7)	2.6	17.0	15.9	(16.8)	(17.9)	35.4	29.6	(2.6)	14.7	19.2	21.2	0.9	33.8	20.2	6.7	33.4	21.7

4	The Investment Company of America

How a $10,000 investment has grown over 50 years

This chart illustrates a hypothetical $10,000 investment in The Investment Company of America over the past 50 years, from December 31, 1967, through December 31, 2017, showing the closing values for each year. The figures in the table below the chart include the fund’s total return for each of those years.

The Investment Company of America	5

Summary investment portfolio December 31, 2017

Industry sector diversification	Percent of net assets

Common stocks 90.41%	Shares	Value (000)
Energy 7.53%
Canadian Natural Resources, Ltd.	20,086,082	$717,794
Chevron Corp.	4,800,000	600,912
EOG Resources, Inc.	9,941,200	1,072,755
Exxon Mobil Corp.	7,000,835	585,550
Noble Energy, Inc.	19,908,889	580,145
Other securities		3,515,734
		7,072,890

Materials 3.57%
Freeport-McMoRan Inc.[1]	46,154,100	875,082
Praxair, Inc.	3,853,300	596,028
Other securities		1,880,443
		3,351,553

Industrials 8.96%
CSX Corp.	25,251,965	1,389,111
General Dynamics Corp.	6,861,200	1,395,911
General Electric Co.	67,760,201	1,182,416
Illinois Tool Works Inc.	4,800,000	800,880
Union Pacific Corp.	4,258,568	571,074
Other securities		3,074,415
		8,413,807

Consumer discretionary 11.28%
Amazon.com, Inc.[1]	1,790,400	2,093,819
Home Depot, Inc.	6,620,000	1,254,689
Las Vegas Sands Corp.	12,450,000	865,150
McDonald’s Corp.	4,200,000	722,904
Twenty-First Century Fox, Inc., Class A	32,140,715	1,109,819
Other securities		4,550,352
		10,596,733

Consumer staples 10.77%
Altria Group, Inc.	16,455,000	1,175,052
British American Tobacco PLC[2]	12,663,400	854,658
British American Tobacco PLC (ADR)	2,033,865	136,249
Coca-Cola Co.	18,163,000	833,318
Imperial Brands PLC[2]	16,686,375	713,092
Philip Morris International Inc.	17,132,019	1,809,998
Other securities		4,591,795
		10,114,162

6	The Investment Company of America

	Shares	Value (000)
Health care 16.29%
Abbott Laboratories	17,902,624	$1,021,703
AbbVie Inc.	57,880,449	5,597,618
Amgen Inc.	12,008,463	2,088,272
Express Scripts Holding Co.[1]	7,930,357	591,922
Gilead Sciences, Inc.	12,507,791	896,058
Medtronic PLC	8,868,000	716,091
Stryker Corp.	6,280,865	972,529
UnitedHealth Group Inc.	4,920,997	1,084,883
Other securities		2,339,101
		15,308,177

Financials 10.33%
American International Group, Inc.	16,198,200	965,089
Berkshire Hathaway Inc., Class B1	5,050,000	1,001,011
Charles Schwab Corp.	12,518,189	643,059
JPMorgan Chase & Co.	11,362,000	1,215,052
PNC Financial Services Group, Inc.	4,943,000	713,225
Prudential Financial, Inc.	6,161,514	708,451
Wells Fargo & Co.	25,753,300	1,562,453
Other securities		2,897,933
		9,706,273

Information technology 15.06%
Accenture PLC, Class A	8,745,933	1,338,915
Alphabet Inc., Class A1	951,030	1,001,815
Alphabet Inc., Class C1	1,041,859	1,090,201
Apple Inc.	6,045,761	1,023,124
Broadcom Ltd.	2,346,000	602,687
Intel Corp.	35,632,000	1,644,773
Microsoft Corp.	26,719,373	2,285,575
Samsung Electronics Co., Ltd.[2]	450,233	1,069,675
Texas Instruments Inc.	13,330,773	1,392,266
Western Union Co.[3]	31,972,600	607,799
Other securities		2,096,575
		14,153,405

Telecommunication services 4.07%
Verizon Communications Inc.	52,097,795	2,757,536
Other securities		1,063,172
		3,820,708

Utilities 1.79%
Dominion Energy, Inc.	7,723,824	626,093
Other securities		1,058,699
		1,684,792

Miscellaneous 0.76%
Other common stocks in initial period of acquisition		712,101

Total common stocks (cost: $53,281,799,000)		84,934,601

Convertible stocks 0.07%
Energy 0.07%
Other securities		63,717

Total convertible stocks (cost: $120,870,000)		63,717

Bonds, notes & other debt instruments 0.15%	Principal amount (000)
U.S. Treasury bonds & notes 0.15%
U.S. Treasury 1.625% 2026	$149,700	141,176

Total bonds, notes & other debt instruments (cost: $150,452,000)		141,176

The Investment Company of America	7

Short-term securities 9.01%	Principal amount (000)	Value (000)
Apple Inc. 1.22%–1.43% due 1/2/2018–3/1/2018[4]	$272,200	$271,750
Chariot Funding, LLC 1.40% due 1/3/2018[4]	47,000	46,990
Coca-Cola Co. 1.25%–1.47% due 1/24/2018–3/15/2018[4]	189,000	188,627
Federal Home Loan Bank 1.05%–1.34% due 1/3/2018–3/19/2018	2,998,600	2,995,677
GE Capital Treasury Services (U.S.) LLC 1.35% due 2/27/2018	100,000	99,749
Microsoft Corp. 1.24%–1.32% due 1/23/2018–2/6/2018[4]	120,700	120,556
U.S. Treasury Bills 1.08%–1.56% due 1/2/2018–11/8/2018	1,252,900	1,249,808
Wells Fargo Bank, N.A. 1.42% due 2/1/2018	50,000	49,994
Other securities		3,444,814

Total short-term securities (cost: $8,469,097,000)		8,467,965

Total investment securities 99.64% (cost: $62,022,218,000)		93,607,459
Other assets less liabilities 0.36%		341,721

Net assets 100.00%		$93,949,180

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 12/31/2017 (000)
Common stocks 1.28%
Materials 0.00%
Freeport-McMoRan Inc.[1,5]	71,019,145	1,783,000	26,648,045	46,154,100	$(65,095)	$345,774	$—	$—

Consumer staples 0.63%
Lamb Weston Holdings, Inc.	3,636,699	5,865,314	—	9,502,013	—	125,660	3,912	536,389
Avon Products, Inc.[1]	25,493,441	—	—	25,493,441	—	(73,676)	—	54,811
								591,200

Information technology 0.65%
Western Union Co.	35,700,000	—	3,727,400	31,972,600	3,230	(98,020)	24,632	607,799
Total 1.28%					$(61,865)	$299,738	$28,544	$1,198,999

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $9,128,647,000, which represented 9.72% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $3,310,062,000, which represented 3.52% of the net assets of the fund.
[5]	Unaffiliated issuer at 12/31/2017.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

8	The Investment Company of America

Financial statements

Statement of assets and liabilities
at December 31, 2017	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $61,034,420)	$92,408,460
Affiliated issuers (cost: $987,798)	1,198,999	$93,607,459
Cash		154,352
Cash denominated in currencies other than U.S. dollars (cost: $13,407)		13,407
Receivables for:
Sales of investments	81,978
Sales of fund’s shares	147,191
Dividends and interest	116,082
Other	394	345,645
		94,120,863
Liabilities:
Payables for:
Purchases of investments	31,898
Repurchases of fund’s shares	87,664
Investment advisory services	18,639
Services provided by related parties	22,300
Trustees’ deferred compensation	7,885
Other	3,297	171,683
Net assets at December 31, 2017		$93,949,180

Net assets consist of:
Capital paid in on shares of beneficial interest		$60,156,151
Undistributed net investment income		350,370
Undistributed net realized gain		1,857,025
Net unrealized appreciation		31,585,634
Net assets at December 31, 2017		$93,949,180

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (2,327,511 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$63,640,086	1,575,740		$40.39
Class C	1,805,484	45,165		39.98
Class T	11	—	*	40.38
Class F-1	2,038,683	50,602		40.29
Class F-2	4,840,392	119,899		40.37
Class F-3	2,817,413	69,784		40.37
Class 529-A	2,843,196	70,570		40.29
Class 529-C	373,789	9,300		40.19
Class 529-E	92,431	2,301		40.16
Class 529-T	11	—	*	40.38
Class 529-F-1	83,331	2,071		40.24
Class R-1	88,348	2,205		40.07
Class R-2	686,598	17,112		40.12
Class R-2E	42,871	1,064		40.28
Class R-3	1,028,297	25,555		40.24
Class R-4	1,687,963	41,911		40.28
Class R-5E	9,620	238		40.36
Class R-5	314,916	7,799		40.38
Class R-6	11,555,740	286,195		40.38

*	Amount less than one thousand.

See Notes to Financial Statements

The Investment Company of America	9

Statement of operations
for the year ended December 31, 2017	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $29,988; also includes $28,544 from affiliates)	$1,957,575
Interest	72,249	$2,029,824
Fees and expenses*:
Investment advisory services	205,514
Distribution services	191,616
Transfer agent services	68,432
Administrative services	19,174
Reports to shareholders	2,804
Registration statement and prospectus	2,490
Trustees’ compensation	1,588
Auditing and legal	216
Custodian	1,456
Other	2,365	495,655
Net investment income		1,534,169

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	6,816,376
Affiliated issuers	(61,865)
Forward currency contracts	(846)
Currency transactions	(762)	6,752,903
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	7,148,596
Affiliated issuers	299,738
Forward currency contracts	(1,491)
Currency translations	548	7,447,391
Net realized gain and unrealized appreciation		14,200,294

Net increase in net assets resulting from operations		$15,734,463

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

	Year ended December 31
	2017	2016
Operations:
Net investment income	$1,534,169	$1,391,772
Net realized gain	6,752,903	2,893,324
Net unrealized appreciation	7,447,391	6,038,291
Net increase in net assets resulting from operations	15,734,463	10,323,387

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,510,695)	(1,456,141)
Distributions from net realized gain on investments	(4,979,794)	(2,762,984)
Total dividends and distributions paid to shareholders	(6,490,489)	(4,219,125)

Net capital share transactions	4,741,269	1,970,385

Total increase in net assets	13,985,243	8,074,647

Net assets:
Beginning of year	79,963,937	71,889,290
End of year (including undistributed net investment income: $350,370 and $327,483, respectively)	$93,949,180	$79,963,937

See Notes to Financial Statements

10	The Investment Company of America

Notes to financial statements

1. Organization

The Investment Company of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Contingent deferred sales charge upon
Share class	Initial sales charge	redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge1)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

[1]	18 months for shares purchased on or after August 14, 2017.
[2]	Effective December 1, 2017.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash includes amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

The Investment Company of America	11

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related

12	The Investment Company of America

corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Energy	$5,704,478	$1,368,412	$—	$7,072,890
Materials	2,959,129	392,424	—	3,351,553
Industrials	7,545,273	868,534	—	8,413,807
Consumer discretionary	10,148,249	448,484	—	10,596,733
Consumer staples	7,751,941	2,362,221	—	10,114,162
Health care	14,703,713	604,464	—	15,308,177
Financials	8,616,534	1,089,739	—	9,706,273
Information technology	12,595,451	1,557,954	—	14,153,405
Telecommunication services	3,502,443	318,265	—	3,820,708
Utilities	1,566,642	118,150	—	1,684,792
Miscellaneous	712,101	—	—	712,101
Convertible stocks	63,717	—	—	63,717
Bonds, notes & other debt instruments	—	141,176	—	141,176
Short-term securities	—	8,467,965	—	8,467,965
Total	$75,869,671	$17,737,788	$—	$93,607,459

*	Securities with a value of $9,128,647,000, which represented 9.72% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

The Investment Company of America	13

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of December 31, 2017, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $79,939,000.

14	The Investment Company of America

The following table presents the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, December 31, 2017 (dollars in thousands):

		Net realized loss		Net unrealized depreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value

Forward currency	Currency	Net realized loss on forward currency contracts	$(846)	Net unrealized depreciation on forward currency contracts	$(1,491)

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2017, the fund reclassified $484,000 from undistributed net investment income to undistributed net realized gain, $103,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $261,303,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$358,256
Undistributed long-term capital gains	1,292,998
Post-October capital loss deferral*	68,006
Gross unrealized appreciation on investments	34,340,907
Gross unrealized depreciation on investments	(2,123,632)
Net unrealized appreciation on investments	32,217,275
Cost of investments	61,390,184

*	This deferral is considered incurred in the subsequent year.

The Investment Company of America	15

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2017						Year ended December 31, 2016
Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid		Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class A	$1,044,673		$3,382,486		$4,427,159		$1,088,281	$2,022,348	$3,110,629
Class B1	—		—		—		713	1,418	2,131
Class C	16,174		96,616		112,790		18,879	59,383	78,262
Class T2	—	[3]	—	[3]	—	[3]
Class F-1	33,043		109,027		142,070		37,434	68,861	106,295
Class F-2	84,654		254,585		339,239		70,153	147,599	217,752
Class F-3[4]	36,371		148,708		185,079
Class 529-A	42,287		150,850		193,137		41,156	81,201	122,357
Class 529-B1	—		—		—		95	220	315
Class 529-C	3,622		19,905		23,527		5,213	17,504	22,717
Class 529-E	1,239		4,942		6,181		1,293	2,910	4,203
Class 529-T2	—	[3]	—	[3]	—	[3]
Class 529-F-1	1,426		4,366		5,792		1,364	2,437	3,801
Class R-1	775		4,713		5,488		945	2,971	3,916
Class R-2	6,022		36,557		42,579		7,203	22,729	29,932
Class R-2E	408		2,253		2,661		159	535	694
Class R-3	13,449		55,089		68,538		14,290	33,001	47,291
Class R-4	26,722		89,576		116,298		22,334	52,454	74,788
Class R-5E	51		153		204		19	92	111
Class R-5	5,663		16,645		22,308		12,206	9,024	21,230
Class R-6	194,116		603,323		797,439		134,404	238,297	372,701
Total	$1,510,695		$4,979,794		$6,490,489		$1,456,141	$2,762,984	$4,219,125

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.219% on such assets in excess of $89 billion. For the year ended December 31, 2017, the investment advisory services fee was $205,514,000, which was equivalent to an annualized rate of 0.236% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide

16	The Investment Company of America

certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

The Investment Company of America	17

For the year ended December 31, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$142,638	$51,137		$6,103		Not applicable
Class B1	63	10		Not applicable		Not applicable
Class C	17,535	1,526		882		Not applicable
Class T2	—	—	[3]	—	[3]	Not applicable
Class F-1	5,107	2,692		1,026		Not applicable
Class F-2	Not applicable	4,750		2,206		Not applicable
Class F-3[4]	Not applicable	138		805		Not applicable
Class 529-A	5,672	1,858		1,265		$1,716
Class 529-B1	8	2		—	[3]	1
Class 529-C	5,130	417		261		354
Class 529-E	441	36		44		60
Class 529-T2	—	—	[3]	—	[3]	—	[3]
Class 529-F-1	—	56		38		51
Class R-1	865	89		43		Not applicable
Class R-2	4,968	2,368		334		Not applicable
Class R-2E	181	59		15		Not applicable
Class R-3	4,943	1,508		497		Not applicable
Class R-4	4,065	1,630		814		Not applicable
Class R-5E	Not applicable	4		2		Not applicable
Class R-5	Not applicable	148		145		Not applicable
Class R-6	Not applicable	4		4,694		Not applicable
Total class-specific expenses	$191,616	$68,432		$19,174		$2,182

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,588,000 in the fund’s statement of operations reflects $429,000 in current fees (either paid in cash or deferred) and a net increase of $1,159,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2017.

8. Warrants

As of December 31, 2017, the fund had warrants outstanding which may be exercised at any time for the purchase of 818,231 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2017, the net asset value of each share class would have been reduced by less than $0.02 per share. No warrants were exercised during the year ended December 31, 2017.

18	The Investment Company of America

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class A	$2,927,983	75,405		$4,307,498	107,283		$(8,574,411)	(218,994)	$(1,338,930)	(36,306)
Class B2	57	2		—	—		(42,509)	(1,128)	(42,452)	(1,126)
Class C	281,369	7,323		111,784	2,806		(487,379)	(12,603)	(94,226)	(2,474)
Class T3	10	—	[4]	—	—		—	—	10	— [4]
Class F-1	343,690	8,865		138,940	3,469		(639,856)	(16,299)	(157,226)	(3,965)
Class F-2	2,720,163	69,888		321,565	8,015		(3,026,774)	(78,362)	14,954	(459)
Class F-3[5]	2,857,494	73,658		171,491	4,262		(324,662)	(8,136)	2,704,323	69,784
Class 529-A	389,301	9,648		192,977	4,815		(350,807)	(8,935)	231,471	5,528
Class 529-B2	13	—	[4]	—	—		(6,604)	(175)	(6,591)	(175)
Class 529-C	44,893	1,159		23,515	588		(264,363)	(6,450)	(195,955)	(4,703)
Class 529-E	7,026	181		6,181	154		(14,154)	(361)	(947)	(26)
Class 529-T3	10	—	[4]	1	—	[4]	—	—	11	— [4]
Class 529-F-1	16,995	435		5,790	145		(17,504)	(450)	5,281	130
Class R-1	10,237	266		5,466	137		(21,598)	(557)	(5,895)	(154)
Class R-2	154,196	3,988		42,546	1,064		(235,797)	(6,083)	(39,055)	(1,031)
Class R-2E	26,758	687		2,660	66		(4,859)	(121)	24,559	632
Class R-3	235,765	6,084		68,503	1,711		(333,203)	(8,569)	(28,935)	(774)
Class R-4	314,429	8,149		116,258	2,903		(435,903)	(11,165)	(5,216)	(113)
Class R-5E	6,903	171		203	5		(491)	(13)	6,615	163
Class R-5	90,239	2,321		22,301	556		(89,950)	(2,300)	22,590	577
Class R-6	3,482,563	89,665		797,439	19,863		(633,119)	(15,955)	3,646,883	93,573
Total net increase (decrease)	$13,910,094	357,895		$6,335,118	157,842		$(15,503,943)	(396,656)	$4,741,269	119,081

Year ended December 31, 2016

Class A	$3,130,470	89,151		$3,021,559	83,552		$(7,085,990)	(200,596)	$(933,961)	(27,893)
Class B	1,073	31		2,122	59		(126,874)	(3,647)	(123,679)	(3,557)
Class C	296,294	8,513		77,384	2,152		(432,638)	(12,466)	(58,960)	(1,801)
Class F-1	366,869	10,528		103,809	2,880		(1,127,014)	(32,676)	(656,336)	(19,268)
Class F-2	2,842,236	80,184		199,219	5,496		(848,535)	(23,771)	2,192,920	61,909
Class 529-A	206,104	5,874		122,314	3,388		(291,003)	(8,256)	37,415	1,006
Class 529-B	228	7		315	9		(20,144)	(578)	(19,601)	(562)
Class 529-C	45,532	1,303		22,713	629		(78,386)	(2,237)	(10,141)	(305)
Class 529-E	7,067	202		4,203	117		(11,962)	(341)	(692)	(22)
Class 529-F-1	14,690	419		3,800	105		(14,431)	(408)	4,059	116
Class R-1	12,272	351		3,912	109		(20,668)	(593)	(4,484)	(133)
Class R-2	136,587	3,913		29,914	829		(201,039)	(5,788)	(34,538)	(1,046)
Class R-2E	15,306	441		694	19		(1,663)	(48)	14,337	412
Class R-3	194,517	5,553		47,246	1,308		(224,270)	(6,401)	17,493	460
Class R-4	596,687	16,903		74,711	2,066		(226,252)	(6,476)	445,146	12,493
Class R-5E	2,601	72		111	3		(29)	—4	2,683	75
Class R-5	106,278	3,025		21,219	594		(672,058)	(19,021)	(544,561)	(15,402)
Class R-6	1,545,651	43,968		372,701	10,305		(275,067)	(7,787)	1,643,285	46,486
Total net increase (decrease)	$9,520,462	270,438		$4,107,946	113,620		$(11,658,023)	(331,090)	$1,970,385	52,968

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Amount less than one thousand.
[5]	Class F-3 shares began investment operations on January 27, 2017.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $21,990,596,000 and $23,964,714,000, respectively, during the year ended December 31, 2017.

The Investment Company of America	19

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class A:
12/31/2017	$36.23	$.69	$6.41	$7.10	$(.68)	$(2.26)	$(2.94)	$40.39	19.73%	$63,640		.57%		1.76%
12/31/2016	33.37	.65	4.20	4.85	(.69)	(1.30)	(1.99)	36.23	14.59	58,402		.59		1.86
12/31/2015	37.08	.66	(1.24)	(.58)	(.62)	(2.51)	(3.13)	33.37	(1.44)	54,725		.58		1.79
12/31/2014	36.70	.85	3.60	4.45	(.73)	(3.34)	(4.07)	37.08	12.09	58,430		.59		2.21
12/31/2013	30.16	.61	9.07	9.68	(.63)	(2.51)	(3.14)	36.70	32.42	55,032		.61		1.76
Class C:
12/31/2017	35.89	.37	6.34	6.71	(.36)	(2.26)	(2.62)	39.98	18.77	1,806		1.38		.95
12/31/2016	33.08	.37	4.14	4.51	(.40)	(1.30)	(1.70)	35.89	13.70	1,710		1.39		1.06
12/31/2015	36.77	.36	(1.22)	(.86)	(.32)	(2.51)	(2.83)	33.08	(2.24)	1,635		1.39		.98
12/31/2014	36.42	.54	3.56	4.10	(.41)	(3.34)	(3.75)	36.77	11.20	1,774		1.39		1.41
12/31/2013	29.95	.33	9.00	9.33	(.35)	(2.51)	(2.86)	36.42	31.36	1,791		1.41		.95
Class T:
12/31/2017[4,5]	38.08	.56	4.59	5.15	(.59)	(2.26)	(2.85)	40.38	13.61 [6,7]	—	[8]	.38	[7,9]	1.92	[7,9]
Class F-1:
12/31/2017	36.15	.65	6.39	7.04	(.64)	(2.26)	(2.90)	40.29	19.60	2,039		.68		1.66
12/31/2016	33.30	.62	4.18	4.80	(.65)	(1.30)	(1.95)	36.15	14.48	1,972		.69		1.78
12/31/2015	37.01	.62	(1.23)	(.61)	(.59)	(2.51)	(3.10)	33.30	(1.53)	2,459		.67		1.70
12/31/2014	36.63	.82	3.59	4.41	(.69)	(3.34)	(4.03)	37.01	12.02	2,518		.67		2.13
12/31/2013	30.11	.58	9.06	9.64	(.61)	(2.51)	(3.12)	36.63	32.32	2,366		.68		1.68
Class F-2:
12/31/2017	36.21	.76	6.41	7.17	(.75)	(2.26)	(3.01)	40.37	19.94	4,840		.40		1.93
12/31/2016	33.36	.71	4.19	4.90	(.75)	(1.30)	(2.05)	36.21	14.78	4,359		.41		2.02
12/31/2015	37.07	.72	(1.23)	(.51)	(.69)	(2.51)	(3.20)	33.36	(1.26)	1,950		.41		1.97
12/31/2014	36.69	.90	3.62	4.52	(.80)	(3.34)	(4.14)	37.07	12.31	1,762		.39		2.32
12/31/2013	30.15	.68	9.07	9.75	(.70)	(2.51)	(3.21)	36.69	32.69	1,107		.41		1.96
Class F-3:
12/31/2017[4,10]	37.51	.74	5.17	5.91	(.79)	(2.26)	(3.05)	40.37	15.91 [6]	2,817		.30	[9]	1.99	[9]
Class 529-A:
12/31/2017	36.15	.65	6.40	7.05	(.65)	(2.26)	(2.91)	40.29	19.62	2,843		.66		1.67
12/31/2016	33.30	.62	4.18	4.80	(.65)	(1.30)	(1.95)	36.15	14.49	2,351		.68		1.77
12/31/2015	37.01	.62	(1.24)	(.62)	(.58)	(2.51)	(3.09)	33.30	(1.55)	2,132		.69		1.68
12/31/2014	36.64	.81	3.58	4.39	(.68)	(3.34)	(4.02)	37.01	11.97	2,234		.69		2.10
12/31/2013	30.11	.57	9.07	9.64	(.60)	(2.51)	(3.11)	36.64	32.32	2,030		.71		1.66

20	The Investment Company of America

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class 529-C:
12/31/2017	$36.03	$.35	$6.37	$6.72	$(.30)	$(2.26)	$(2.56)	$40.19	18.71%	$374		1.43%		.90%
12/31/2016	33.20	.35	4.16	4.51	(.38)	(1.30)	(1.68)	36.03	13.61	504		1.45		1.00
12/31/2015	36.90	.33	(1.22)	(.89)	(.30)	(2.51)	(2.81)	33.20	(2.31)	475		1.46		.91
12/31/2014	36.54	.51	3.58	4.09	(.39)	(3.34)	(3.73)	36.90	11.13	509		1.46		1.33
12/31/2013	30.04	.30	9.04	9.34	(.33)	(2.51)	(2.84)	36.54	31.29	471		1.49		.88
Class 529-E:
12/31/2017	36.04	.56	6.37	6.93	(.55)	(2.26)	(2.81)	40.16	19.34	92		.90		1.43
12/31/2016	33.21	.53	4.17	4.70	(.57)	(1.30)	(1.87)	36.04	14.20	84		.92		1.53
12/31/2015	36.91	.53	(1.23)	(.70)	(.49)	(2.51)	(3.00)	33.21	(1.77)	78		.93		1.44
12/31/2014	36.55	.71	3.58	4.29	(.59)	(3.34)	(3.93)	36.91	11.70	82		.93		1.86
12/31/2013	30.05	.49	9.03	9.52	(.51)	(2.51)	(3.02)	36.55	31.96	77		.95		1.41
Class 529-T:
12/31/2017[4,5]	38.08	.55	4.59	5.14	(.58)	(2.26)	(2.84)	40.38	13.57 [6,7]	—	[8]	.43	[7,9]	1.88	[7,9]
Class 529-F-1:
12/31/2017	36.11	.74	6.38	7.12	(.73)	(2.26)	(2.99)	40.24	19.88	83		.44		1.89
12/31/2016	33.27	.70	4.17	4.87	(.73)	(1.30)	(2.03)	36.11	14.73	70		.46		1.99
12/31/2015	36.98	.70	(1.24)	(.54)	(.66)	(2.51)	(3.17)	33.27	(1.32)	61		.47		1.91
12/31/2014	36.61	.89	3.59	4.48	(.77)	(3.34)	(4.11)	36.98	12.23	61		.46		2.32
12/31/2013	30.09	.65	9.05	9.70	(.67)	(2.51)	(3.18)	36.61	32.59	51		.49		1.88
Class R-1:
12/31/2017	35.97	.36	6.36	6.72	(.36)	(2.26)	(2.62)	40.07	18.73	88		1.39		.94
12/31/2016	33.15	.37	4.15	4.52	(.40)	(1.30)	(1.70)	35.97	13.66	85		1.40		1.05
12/31/2015	36.84	.35	(1.21)	(.86)	(.32)	(2.51)	(2.83)	33.15	(2.22)	83		1.40		.97
12/31/2014	36.49	.54	3.56	4.10	(.41)	(3.34)	(3.75)	36.84	11.19	94		1.40		1.40
12/31/2013	30.01	.33	9.01	9.34	(.35)	(2.51)	(2.86)	36.49	31.36	87		1.40		.96
Class R-2:
12/31/2017	36.01	.36	6.37	6.73	(.36)	(2.26)	(2.62)	40.12	18.75	687		1.39		.94
12/31/2016	33.18	.37	4.16	4.53	(.40)	(1.30)	(1.70)	36.01	13.68	653		1.39		1.06
12/31/2015	36.88	.37	(1.23)	(.86)	(.33)	(2.51)	(2.84)	33.18	(2.21)	637		1.36		1.01
12/31/2014	36.53	.55	3.56	4.11	(.42)	(3.34)	(3.76)	36.88	11.20	722		1.37		1.43
12/31/2013	30.03	.34	9.04	9.38	(.37)	(2.51)	(2.88)	36.53	31.45	698		1.36		1.00
Class R-2E:
12/31/2017	36.15	.48	6.40	6.88	(.49)	(2.26)	(2.75)	40.28	19.14	43		1.09		1.23
12/31/2016	33.33	.47	4.19	4.66	(.54)	(1.30)	(1.84)	36.15	14.03	16		1.09		1.32
12/31/2015	37.06	.51	(1.23)	(.72)	(.50)	(2.51)	(3.01)	33.33	(1.83)	1		1.04		1.48
12/31/2014[4,11]	40.36	.25	.25	.50	(.46)	(3.34)	(3.80)	37.06	1.08 [6,7]	—	[8]	.23	[6,7]	.62	[6,7]

See end of table for footnotes.

The Investment Company of America	21

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class R-3:
12/31/2017	$36.11	$.54	$6.38	$6.92	$(.53)	$(2.26)	$(2.79)	$40.24	19.28%	$1,028		.95%		1.38%
12/31/2016	33.27	.52	4.18	4.70	(.56)	(1.30)	(1.86)	36.11	14.17	951		.95		1.50
12/31/2015	36.97	.52	(1.23)	(.71)	(.48)	(2.51)	(2.99)	33.27	(1.79)	860		.95		1.41
12/31/2014	36.60	.71	3.58	4.29	(.58)	(3.34)	(3.92)	36.97	11.68	936		.96		1.83
12/31/2013	30.09	.48	9.05	9.53	(.51)	(2.51)	(3.02)	36.60	31.94	912		.96		1.40
Class R-4:
12/31/2017	36.14	.66	6.39	7.05	(.65)	(2.26)	(2.91)	40.28	19.64	1,688		.65		1.68
12/31/2016	33.29	.63	4.19	4.82	(.67)	(1.30)	(1.97)	36.14	14.55	1,518		.64		1.80
12/31/2015	37.00	.63	(1.23)	(.60)	(.60)	(2.51)	(3.11)	33.29	(1.50)	983		.64		1.73
12/31/2014	36.63	.83	3.58	4.41	(.70)	(3.34)	(4.04)	37.00	12.02	998		.65		2.15
12/31/2013	30.11	.59	9.06	9.65	(.62)	(2.51)	(3.13)	36.63	32.37	909		.65		1.72
Class R-5E:
12/31/2017	36.20	.76	6.39	7.15	(.73)	(2.26)	(2.99)	40.36	19.89	10		.44		1.95
12/31/2016	33.36	.62	4.24	4.86	(.72)	(1.30)	(2.02)	36.20	14.69	3		.43		1.71
12/31/2015[4,12]	36.83	.07	(1.08)	(1.01)	(.21)	(2.25)	(2.46)	33.36	(2.64)[6]	—	[8]	.05	[6]	.20	[6]
Class R-5:
12/31/2017	36.22	.78	6.41	7.19	(.77)	(2.26)	(3.03)	40.38	20.00	315		.35		1.98
12/31/2016	33.36	.74	4.18	4.92	(.76)	(1.30)	(2.06)	36.22	14.85	262		.35		2.12
12/31/2015	37.07	.74	(1.23)	(.49)	(.71)	(2.51)	(3.22)	33.36	(1.20)	755		.35		2.02
12/31/2014	36.69	.96	3.58	4.54	(.82)	(3.34)	(4.16)	37.07	12.36	820		.35		2.50
12/31/2013	30.15	.70	9.07	9.77	(.72)	(2.51)	(3.23)	36.69	32.77	854		.35		2.02
Class R-6:
12/31/2017	36.22	.80	6.41	7.21	(.79)	(2.26)	(3.05)	40.38	20.07	11,556		.30		2.03
12/31/2016	33.36	.75	4.20	4.95	(.79)	(1.30)	(2.09)	36.22	14.92	6,977		.30		2.14
12/31/2015	37.07	.76	(1.24)	(.48)	(.72)	(2.51)	(3.23)	33.36	(1.15)	4,875		.30		2.08
12/31/2014	36.69	.95	3.61	4.56	(.84)	(3.34)	(4.18)	37.07	12.41	4,160		.30		2.45
12/31/2013	30.15	.71	9.08	9.79	(.74)	(2.51)	(3.25)	36.69	32.84	3,005		.30		2.07

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate for all share classes	28%	25%	30%	29%	24%

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.20 and .52 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Based on operations for a period that is less than a full year.
[5]	Class T and 529-T shares began investment operations on April 7, 2017.
[6]	Not annualized.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Amount less than $1 million.
[9]	Annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Class R-2E shares began investment operations on August 29, 2014.
[12]	Class R-5E shares began investment operations on November 20, 2015.

See Notes to Financial Statements

22	The Investment Company of America

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Investment Company of America:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of The Investment Company of America (the “Fund”), including the summary investment portfolio, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

February 9, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

The Investment Company of America	23

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2017, through December 31, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	The Investment Company of America

	Beginning account value 7/1/2017	Ending account value 12/31/2017	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,106.48	$3.03	.57%
Class A – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class C – actual return	1,000.00	1,102.09	7.26	1.37
Class C – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class T – actual return	1,000.00	1,107.34	1.97	.37
Class T – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class F-1 – actual return	1,000.00	1,105.96	3.56	.67
Class F-1 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 – actual return	1,000.00	1,107.55	2.12	.40
Class F-2 – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class F-3 – actual return	1,000.00	1,107.79	1.59	.30
Class F-3 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 529-A – actual return	1,000.00	1,106.12	3.50	.66
Class 529-A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 529-C – actual return	1,000.00	1,101.73	7.58	1.43
Class 529-C – assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class 529-E – actual return	1,000.00	1,104.52	4.77	.90
Class 529-E – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 529-T – actual return	1,000.00	1,107.06	2.23	.42
Class 529-T – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class 529-F-1 – actual return	1,000.00	1,107.12	2.28	.43
Class 529-F-1 – assumed 5% return	1,000.00	1,023.04	2.19	.43
Class R-1 – actual return	1,000.00	1,102.01	7.36	1.39
Class R-1 – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2 – actual return	1,000.00	1,101.86	7.36	1.39
Class R-2 – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2E – actual return	1,000.00	1,103.79	5.78	1.09
Class R-2E – assumed 5% return	1,000.00	1,019.71	5.55	1.09
Class R-3 – actual return	1,000.00	1,104.31	4.99	.94
Class R-3 – assumed 5% return	1,000.00	1,020.47	4.79	.94
Class R-4 – actual return	1,000.00	1,106.13	3.40	.64
Class R-4 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-5E – actual return	1,000.00	1,106.95	2.39	.45
Class R-5E – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class R-5 – actual return	1,000.00	1,107.83	1.81	.34
Class R-5 – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class R-6 – actual return	1,000.00	1,108.07	1.54	.29
Class R-6 – assumed 5% return	1,000.00	1,023.74	1.48	.29

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

The Investment Company of America	25

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2017:

Long-term capital gains	$5,113,025,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$22,329,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2018, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

26	The Investment Company of America

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 1944	1999	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947	2000	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2008	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	80	Mercury General Corporation
Leonard R. Fuller, 1946	2002	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	80	None
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	América Móvil, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Kimberly-Clark de México, S.A.B. de C.V.
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2010	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset management services)	8	Sempra Energy
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California, Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	President and CEO, The Orvis Company	4	None
Bailey Morris-Eck, 1944	1993	Director and Programming Chair, WYPR Baltimore/Washington (public radio station)	4	None

William H. Kling retired from the fund on December 31, 2017. The trustees thank Mr. Kling for his wise counsel, outstanding service and dedication to the fund.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
James B. Lovelace, 1956 Vice Chairman of the Board	1994	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
Donald D. O’Neal, 1960 President	1994	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	31	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 28 for footnotes.

The Investment Company of America	27

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Christopher D. Buchbinder, 1971 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Joyce E. Gordon, 1956 Senior Vice President	1998	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Paul F. Roye, 1953 Senior Vice President	2008	Director, Capital Research and Management Company; Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Herbert Y. Poon, 1973 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Jessica Chase Spaly, 1977 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Laurie D. Neat, 1971 Secretary	2016	Vice President — Fund Business Management Group, Capital Research and Management Company;
Vice President, Capital Guardian Trust Company;[6]
Vice President and Trust Officer, Capital Bank and Trust Company;[6]
		Vice President, Capital International, Inc.[6]
Brian D. Bullard, 1969 Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Assistant Vice President — Investment Operations, Capital Research and Management Company; Assistant Vice President, Capital Bank and Trust Company[6]

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

28	The Investment Company of America

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP

400 South Hope Street

Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2017, portfolio of The Investment Company of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Investment Company of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2018 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

The Capital Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$113,000
2017	$124,000

b) Audit-Related Fees:
2016	$23,000
2017	$22,000

c) Tax Fees:
2016	$8,000
2017	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	None
2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2016	$1,098,000
2017	$1,429,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	None
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	None
2017	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,275,000 for fiscal year 2016 and $1,546,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Investment Company of America®

Investment portfolio

December 31, 2017

Common stocks 90.41% Energy 7.53%	Shares	Value (000)
Apache Corp.	2,850,000	$120,327
BP PLC1	26,748,508	188,644
Canadian Natural Resources, Ltd.	20,086,082	717,794
Chesapeake Energy Corp.2	20,000,000	79,200
Chevron Corp.	4,800,000	600,912
Concho Resources Inc.2	3,317,000	498,280
Enbridge Inc.	1,937,272	75,767
Eni SpA1	11,785,561	194,896
EOG Resources, Inc.	9,941,200	1,072,755
Exxon Mobil Corp.	7,000,835	585,550
Halliburton Co.	10,700,000	522,909
Kinder Morgan, Inc.	1,875,000	33,881
Noble Energy, Inc.	19,908,889	580,145
Plains GP Holdings, LP, Class A	7,022,431	154,142
Royal Dutch Shell PLC, Class A1	146,762	4,913
Royal Dutch Shell PLC, Class B1	12,830,686	432,740
Schlumberger Ltd.	4,915,000	331,222
Southwestern Energy Co.2	5,990,353	33,426
Suncor Energy Inc.	8,121,292	298,168
TOTAL SA1	9,917,823	547,219
		7,072,890
Materials 3.57%
Barrick Gold Corp.	1,725,000	24,961
BHP Billiton PLC1	8,507,000	174,127
DowDuPont Inc.	7,000,000	498,540
Freeport-McMoRan Inc.2	46,154,100	875,082
Glencore PLC1	15,139,000	79,651
International Flavors & Fragrances Inc.	1,358,853	207,375
PPG Industries, Inc.	1,743,000	203,617
Praxair, Inc.	3,853,300	596,028
Rio Tinto PLC1	2,627,000	138,646
Vale SA, ordinary nominative	14,311,103	173,695
Vale SA, ordinary nominative (ADR)	31,057,351	379,831
		3,351,553
Industrials 8.96%
3M Co.	625,000	147,106
Airbus SE, non-registered shares1	2,000,000	198,611
BAE Systems PLC1	32,180,618	247,509
Boeing Co.	1,600,000	471,856
CSX Corp.	25,251,965	1,389,111
Cummins Inc.	1,391,000	245,706
General Dynamics Corp.	6,861,200	1,395,911
General Electric Co.	67,760,201	1,182,416
Illinois Tool Works Inc.	4,800,000	800,880
Lockheed Martin Corp.	1,250,000	401,313

The Investment Company of America — Page 1 of 6

Common stocks Industrials (continued)	Shares	Value (000)
Nielsen Holdings PLC	11,971,480	$435,762
Rolls-Royce Holdings PLC1,2	37,116,000	422,414
Union Pacific Corp.	4,258,568	571,074
United Technologies Corp.	3,951,852	504,138
		8,413,807
Consumer discretionary 11.28%
Amazon.com, Inc.2	1,790,400	2,093,819
Comcast Corp., Class A	10,493,034	420,246
General Motors Co.	4,514,173	185,036
Harley-Davidson, Inc.	5,216,507	265,416
Hasbro, Inc.	2,000,000	181,780
Home Depot, Inc.	6,620,000	1,254,689
Kering SA1	120,400	56,760
Las Vegas Sands Corp.	12,450,000	865,150
Marriott International, Inc., Class A	2,236,700	303,587
McDonald’s Corp.	4,200,000	722,904
Netflix, Inc.2	1,295,000	248,588
NIKE, Inc., Class B	9,100,400	569,230
Omnicom Group Inc.	1,800,000	131,094
Priceline Group Inc.2	119,304	207,319
Sony Corp.1	1,283,500	57,654
Time Warner Inc.	4,607,932	421,488
TJX Companies, Inc.	2,000,000	152,920
Toyota Motor Corp.1	4,000,000	256,143
Twenty-First Century Fox, Inc., Class A	32,140,715	1,109,819
Viacom Inc., Class B	15,905,292	490,042
WPP PLC1	4,300,000	77,927
Wyndham Worldwide Corp.	2,423,000	280,753
Yum China Holdings, Inc.	445,939	17,846
YUM! Brands, Inc.	2,775,672	226,523
		10,596,733
Consumer staples 10.77%
Altria Group, Inc.	16,455,000	1,175,052
Avon Products, Inc.2,3	25,493,441	54,811
British American Tobacco PLC1	12,663,400	854,658
British American Tobacco PLC (ADR)	2,033,865	136,249
Coca-Cola Co.	18,163,000	833,318
Conagra Brands, Inc.	5,521,100	207,980
Costco Wholesale Corp.	1,700,000	316,404
CVS Health Corp.	2,300,000	166,750
Imperial Brands PLC1	16,686,375	713,092
Kellogg Co.	5,584,000	379,600
Kimberly-Clark Corp.	460,099	55,516
Kraft Heinz Co.	6,124,722	476,258
Kroger Co.	15,301,500	420,026
Lamb Weston Holdings, Inc.3	9,502,013	536,389
Mondelez International, Inc.	9,875,000	422,650
Nestlé SA1	5,750,971	494,193
PepsiCo, Inc.	4,420,000	530,046
Pernod Ricard SA1	1,897,000	300,278

The Investment Company of America — Page 2 of 6

Common stocks Consumer staples (continued)	Shares	Value (000)
Philip Morris International Inc.	17,132,019	$1,809,998
Procter & Gamble Co.	2,513,000	230,894
		10,114,162
Health care 16.29%
Abbott Laboratories	17,902,624	1,021,703
AbbVie Inc.	57,880,449	5,597,618
Amgen Inc.	12,008,463	2,088,272
Danaher Corp.	1,500,000	139,230
Express Scripts Holding Co.2	7,930,357	591,922
Gilead Sciences, Inc.	12,507,791	896,058
Humana Inc.	1,125,000	279,079
Illumina, Inc.2	1,363,215	297,849
Johnson & Johnson	600,000	83,832
Medtronic PLC	8,868,000	716,091
Merck & Co., Inc.	2,800,000	157,556
Novartis AG1	2,000,000	169,083
Stryker Corp.	6,280,865	972,529
Takeda Pharmaceutical Co. Ltd.1	7,690,000	435,381
Teva Pharmaceutical Industries Ltd. (ADR)	20,306,000	384,799
Thermo Fisher Scientific Inc.	2,066,000	392,292
UnitedHealth Group Inc.	4,920,997	1,084,883
		15,308,177
Financials 10.33%
AIA Group Ltd.1	9,900,000	84,430
American International Group, Inc.	16,198,200	965,089
Bank of Montreal	2,343,478	187,534
Barclays PLC1	74,544,411	203,254
Berkshire Hathaway Inc., Class B2	5,050,000	1,001,011
BNP Paribas SA1	3,483,289	259,763
Charles Schwab Corp.	12,518,189	643,059
Citigroup Inc.	2,300,000	171,143
HSBC Holdings PLC (ADR)	1,549,479	80,015
HSBC Holdings PLC (GBP denominated)1	4,933,118	50,876
JPMorgan Chase & Co.	11,362,000	1,215,052
M&T Bank Corp.	1,212,600	207,343
Marsh & McLennan Companies, Inc.	2,500,000	203,475
PNC Financial Services Group, Inc.	4,943,000	713,225
Progressive Corp.	6,000,000	337,920
Prudential Financial, Inc.	6,161,514	708,451
Prudential PLC1	2,000,000	51,420
Société Générale1	3,915,000	201,848
U.S. Bancorp	3,500,000	187,530
UBS Group AG1	12,961,000	238,148
Wells Fargo & Co.	25,753,300	1,562,453
Willis Towers Watson PLC	2,875,000	433,234
		9,706,273
Information technology 15.06%
Accenture PLC, Class A	8,745,933	1,338,915
Alphabet Inc., Class A2	951,030	1,001,815
Alphabet Inc., Class C2	1,041,859	1,090,201
Amphenol Corp., Class A	935,000	82,093
Apple Inc.	6,045,761	1,023,124

The Investment Company of America — Page 3 of 6

Common stocks Information technology (continued)	Shares	Value (000)
ASML Holding NV1	2,353,849	$408,365
Broadcom Ltd.	2,346,000	602,687
Cisco Systems, Inc.	5,400,000	206,820
Intel Corp.	35,632,000	1,644,773
MasterCard Inc., Class A	1,000,000	151,360
Microsoft Corp.	26,719,373	2,285,575
Motorola Solutions, Inc.	858,430	77,551
Oracle Corp.	5,500,000	260,040
salesforce.com, inc.2	969,900	99,153
Samsung Electronics Co., Ltd.1	450,233	1,069,675
Skyworks Solutions, Inc.	2,758,000	261,872
Symantec Corp.	6,473,000	181,632
Taiwan Semiconductor Manufacturing Co., Ltd.1	10,400,000	79,914
Texas Instruments Inc.	13,330,773	1,392,266
Visa Inc., Class A	750,000	85,515
Western Union Co.3	31,972,600	607,799
Xilinx, Inc.	3,000,000	202,260
		14,153,405
Telecommunication services 4.07%
AT&T Inc.	12,432,734	483,384
BT Group PLC1	25,895,000	94,813
CenturyLink, Inc.	15,678,819	261,523
SoftBank Group Corp.1	1,017,000	80,346
Verizon Communications Inc.	52,097,795	2,757,536
Vodafone Group PLC1	45,300,000	143,106
		3,820,708
Utilities 1.79%
American Electric Power Co., Inc.	4,014,088	295,316
Dominion Energy, Inc.	7,723,824	626,093
Duke Energy Corp.	216,753	18,231
Exelon Corp.	11,060,000	435,875
NextEra Energy, Inc.	300,000	46,857
Power Assets Holdings Ltd.1	14,000,000	118,150
Southern Co.	3,000,000	144,270
		1,684,792
Miscellaneous 0.76%
Other common stocks in initial period of acquisition		712,101
Total common stocks (cost: $53,281,799,000)		84,934,601
Convertible stocks 0.07% Energy 0.07%
Kinder Morgan Inc., Series A, depository share, 9.75% convertible preferred 2018	597,000	22,662
Southwestern Energy Co., Series B, 6.25% convertible preferred 2018	3,450,000	41,055
Total convertible stocks (cost: $120,870,000)		63,717

The Investment Company of America — Page 4 of 6

Bonds, notes & other debt instruments 0.15% U.S. Treasury bonds & notes 0.15% U.S. Treasury 0.15%	Principal?amount (000)	Value (000)
U.S. Treasury 1.625% 2026	$149,700	$141,176
Total bonds, notes & other debt instruments (cost: $150,452,000)		141,176
Short-term securities 9.01%
Apple Inc. 1.22%–1.43% due 1/2/2018–3/1/20184	272,200	271,750
Bank of New York Mellon Corp. 1.23%–1.33% due 1/29/2018–2/26/2018	258,700	258,178
CAFCO, LLC 1.39%–1.75% due 2/7/2018–3/23/20184	143,500	143,171
Chariot Funding, LLC 1.40% due 1/3/20184	47,000	46,990
Chevron Corp. 1.22%–1.35% due 1/11/2018–2/13/20184	270,000	269,715
Ciesco LLC 1.45%–1.75% due 2/20/2018–3/21/20184	159,700	159,260
Cisco Systems, Inc. 1.21%–1.29% due 1/16/2018–2/8/20184	344,700	344,356
Coca-Cola Co. 1.25%–1.47% due 1/24/2018–3/15/20184	189,000	188,627
Eli Lilly and Co. 1.24% due 1/10/20184	50,000	49,977
Emerson Electric Co. 1.30% due 2/6/20184	50,000	49,920
ExxonMobil Corp. 1.21%–1.24% due 1/11/2018–2/14/2018	60,000	59,935
Fannie Mae 1.30% due 3/26/2018	32,100	31,995
Federal Farm Credit Banks 1.21%–1.22% due 3/15/2018–4/13/2018	90,000	89,681
Federal Home Loan Bank 1.05%–1.34% due 1/3/2018–3/19/2018	2,998,600	2,995,677
Freddie Mac 1.31% due 4/11/2018	29,600	29,484
GE Capital Treasury Services (U.S.) LLC 1.35% due 2/27/2018	100,000	99,749
IBM Credit LLC 1.44%–1.62% due 2/26/2018–3/13/20184	128,600	128,238
John Deere Canada ULC 1.40% due 2/6/20184	25,000	24,960
John Deere Capital Corp. 1.35% due 2/2/20184	100,000	99,856
John Deere Financial Inc. 1.26% due 1/9/20184	99,100	99,057
Microsoft Corp. 1.24%–1.32% due 1/23/2018–2/6/20184	120,700	120,556
Mitsubishi UFJ Trust and Banking Corp. 1.52% due 1/19/20184	66,500	66,441
Paccar Financial Corp. 1.25%–1.32% due 1/4/2018–1/19/2018	48,500	48,472
Pfizer Inc. 1.22%–1.47% due 1/4/2018–2/28/20184	225,000	224,734
Private Export Funding Corp. 1.32%–1.37% due 2/12/2018–3/19/20184	95,200	94,947
Procter & Gamble Co. 1.20%–1.34% due 1/2/2018–2/26/20184	303,500	303,048
Qualcomm Inc. 1.21%–1.25% due 1/9/2018–1/25/20184	299,800	299,547
Simon Property Group, L.P. 1.36% due 1/23/2018–1/30/20184	50,300	50,240
Sumitomo Mitsui Banking Corp. 1.40% due 1/5/20184	75,000	74,979
U.S. Bank, N.A. 1.32%–1.41% due 1/22/2018–4/23/2018	245,000	244,930
U.S. Treasury Bills 1.08%–1.56% due 1/2/2018–11/8/2018	1,252,900	1,249,808
Wal-Mart Stores, Inc. 1.22% due 1/4/20184	50,000	49,988
Walt Disney Co. 1.50% due 2/14/2018–2/16/20184	150,000	149,705
Wells Fargo Bank, N.A. 1.42% due 2/1/2018	50,000	49,994
Total short-term securities (cost: $8,469,097,000)		8,467,965
Total investment securities 99.64% (cost: $62,022,218,000)		93,607,459
Other assets less liabilities 0.36%		341,721
Net assets 100.00%		$93,949,180

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

The Investment Company of America — Page 5 of 6

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $9,128,647,000, which represented 9.72% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Represents an affiliated company as defined under the Investment Company Act of 1940.
4	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,310,062,000, which represented 3.52% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
GBP = British pounds

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-004-0218O-S60671	The Investment Company of America — Page 6 of 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of The Investment Company of America:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of The Investment Company of America (the “Fund”), as of December 31, 2017, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

February 9, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: 43159

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: 43159

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: 43159